UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 14, 2021

GOOD WORKS II ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-40585	86-2899919
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4265 SAN FELIPE, SUITE 603

HOUSTON, TEXAS 77027

(Address of principal executive offices and zip code)

(713) 468-2717

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value and one-half of one redeemable warrant	GWIIU	The NASDAQ Stock Market LLC
Common Stock, par value $0.0001 per share	GWII	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	GWIIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

On July 14, 2021, Good Works II Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 units (the “Units”), which included the full exercise of the over-allotment option granted to the underwriters. Each Unit consists of one share of common stock of the Company, par value $0.0001 per share and one-half of one redeemable warrant of the Company (the “Warrants”). Each Warrant entitles the holder thereof to purchase one share of common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 350,000 units (the “Private Placement Units”) to certain institutional investors at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,500,000. The Private Placement Units are identical to the Units sold in the IPO except that the private placement warrants included in the Private Placement Units: (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, as described in the IPO registration statement, in each case so long as they are held by the initial purchasers or any of their permitted transferees. No underwriting discounts or commissions were paid with respect to such sale.

A total of $230,000,000 of the proceeds from the IPO (including the full exercise of the over-allotment option) and the sale of the Private Placement Units were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of July 14, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the issuance of the Private Placement Units has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K..

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet as of July 14, 2021

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD WORKS II ACQUISITION CORP.

By:	/s/ Cary Grossman
Cary Grossman
President and Chief Financial Officer

Dated: July 20, 2021

3